EXHIBIT 99.1

                 Camden Property Trust Announces First
                    Quarter 2006 Operating Results

    HOUSTON--(BUSINESS WIRE)--May 4, 2006--Camden Property Trust (NYSE:CPT) announced that its funds from operations ("FFO") for the first quarter of 2006 totaled $0.88 per diluted share or $51.8 million, as compared to $1.10 per diluted share or $54.4 million reported for the same period in 2005. FFO for the three months ended March 31, 2005 included a $0.49 per diluted share impact from the sale of technology investments, and a $0.28 per diluted share charge for transaction compensation and merger expenses.

    Net Income ("EPS")

    The Company reported net income ("EPS") of $41.4 million or $0.75 per diluted share for the first quarter of 2006 compared to $166.7 million or $3.40 per diluted share for the same period in 2005. EPS for the three months ended March 31, 2006 included a $0.50 per diluted share impact from gain on sale of properties and discontinued operations. EPS for the three months ended March 31, 2005 included a $2.97 per diluted share impact from gain on sale of properties and discontinued operations, $0.49 per diluted share income from the sale of technology investments, and a $0.28 per diluted share charge for transaction compensation and merger expenses. A reconciliation of net income to FFO is included in the financial tables accompanying this press release.

    Same-Property Results

    For the 49,557 apartment homes included in consolidated same-property results, first quarter 2006 same-property net operating income ("NOI") growth was 10.2% compared to the first quarter of 2005, with revenues increasing 8.3% and operating expenses increasing 5.4%. On a sequential basis, first quarter 2006 same-property NOI increased 3.7% compared to fourth quarter 2005, with revenues increasing 2.2% and expenses declining 0.1% compared to the prior quarter. Same-property physical occupancy levels for the combined portfolio averaged 96.0% during the first quarter of 2006, compared to 93.8% in the first quarter of 2005 and 96.2% in the fourth quarter of 2005. The Company defines same-property communities as communities owned by either Camden or Summit Properties Inc. ("Summit") and stabilized as of January 1, 2005, excluding properties held for sale. A reconciliation of net income to net operating income and same-property net operating income is included in the financial tables accompanying this press release.

    Development Activity

    Camden announced two new development starts during the quarter:
Camden City Centre in Houston, TX, with 379 apartment homes; and Camden Dulles Station in Herndon, VA, with 368 apartment homes. Total budgeted costs for those projects are $54.0 million and $77.0 million, respectively, with initial occupancy expected to occur in mid- to late-2007. The Company also announced the start of two new joint venture developments: Camden Main & Jamboree in Irvine, CA, a $107.1 million community with 290 apartment homes; and Camden Plaza in Houston, TX, a $42.9 million community with 271 apartment homes. (See press release dated March 3, 2006 for additional information on these joint venture developments).
    As of March 31, 2006, Camden had one completed apartment community in lease-up: Camden Farmers Market II in Dallas, TX, a $29.5 million project that is currently 87% leased. The Company's current development pipeline includes 11 wholly-owned communities with 3,958 apartment homes and a total budgeted cost of $719.6 million, and two joint venture communities with 561 apartment homes and a total budgeted cost of $150.0 million. Of those 13 communities, five are currently in lease-up. Camden Dilworth in Charlotte, NC is currently 61% leased; Camden Fairfax Corner in Fairfax, VA is currently 54% leased; Camden Westwind in Ashburn, VA is currently 46% leased; Camden Manor Park in Raleigh, NC is currently 31% leased; and Camden Clearbrook in Frederick, MD is currently 4% leased.

    Acquisition/Disposition Activity

    During the quarter, Camden acquired the remaining joint venture membership interest in Camden Westwind, a 464-home apartment community under development in Ashburn, VA. Total budgeted cost for Camden Westwind is projected to be $97.6 million when construction is completed.
    Dispositions for the quarter included two wholly-owned apartment communities: Camden Highlands, a 160-home apartment community in Plano, TX for $9.7 million, and Camden View, a 365-home apartment community in Tucson, AZ for $31.3 million. Gain on sale of those two properties totaled $27.4 million. The Company also sold two joint venture communities during the quarter for a combined total of $47.5 million. Camden's pro-rata share of those dispositions totaled $11.9 million, and the Company recognized a $1.8 million gain as a result of the sales.

    Properties and Land Held for Sale

    At March 31, 2006, Camden had eight operating communities consisting of 3,691 apartment homes classified as held for sale. These properties included: Camden Live Oaks, a 770-home apartment community in Tampa, FL; Camden Trails, a 264-home apartment community in Dallas, TX; Camden Oaks, a 446-home apartment community in Dallas, TX; Camden Pass, a 456-home apartment community in Tucson, AZ; Camden Crossing, a 366-home apartment community in Houston, TX; Camden Wilshire, a 536-home apartment community in Houston, TX; Camden Wyndham, a 448-home apartment community in Houston, TX; and Summit Brickell, a 405-home apartment community in Miami, FL. The Company also had 13.9 acres of undeveloped land in Southeast Florida, Dallas, TX and Long Beach, CA classified as held for sale at quarter-end. Subsequent to quarter-end, the Company disposed of Camden Trails for $8.8 million and Camden Pass for $20.3 million.

    Earnings Guidance

    Camden raised its earnings guidance for 2006 FFO by $0.05 per diluted share. Full-year 2006 FFO is now expected to be $3.50 to $3.70 per diluted share. The Company also provided guidance of $0.85 to $0.90 per diluted share for second quarter 2006 FFO. EPS is expected to be $1.35 to $1.55 per diluted share for full-year 2006, and $0.19 to $0.24 per diluted share for the second quarter of 2006, excluding any future gains from property or land sales.
    The Company's 2006 earnings guidance is based on projections of same-property revenue growth between 5.0% and 6.0%, same-property expense growth between 4.5% and 5.5%, same-property NOI growth between 5.0% and 7.0%, acquisitions of $100 to $200 million, dispositions of $275 to $400 million and future development starts of $200 to $300 million. Camden updates its earnings guidance to the market on a quarterly basis. A reconciliation of expected net income to expected FFO is included in the financial tables accompanying this press release.

    Conference Call

    The Company will hold a conference call on Friday, May 5, 2006 at 10:00 a.m. Central Time to review its first quarter results and discuss its outlook for future performance. To participate in the call, please dial 877-407-0782 (domestic) or 201-689-8567
(international) by 9:50 a.m. Central Time and request the Camden Property Trust First Quarter 2006 Earnings Call, or join the live webcast of the conference call by accessing the Investor Relations section of the Company's website at www.camdenliving.com. Supplemental financial information is available in the Investor Relations section of the Company's website under Earnings Releases or by calling Camden's Investor Relations Department at 800-922-6336.

    Forward-Looking Statements

    In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

    About Camden

    Camden Property Trust is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities. Camden owns interests in and operates 185 properties containing 63,664 apartment homes across the United States. Upon completion of 13 properties under development, the Company's portfolio will increase to 68,183 apartment homes in 198 properties.
    For additional information, please contact Camden's Investor Relations Department at 800-922-6336 or 713-354-2787 or access our website at www.camdenliving.com.




CAMDEN                                              OPERATING RESULTS
            (In thousands, except per share and property data amounts)
----------------------------------------------------------------------
(Unaudited)                                     Three Months Ended
                                                     March 31,
                                             -------------------------
OPERATING DATA                                   2006       2005 (a)
--------------                               -------------------------
Property revenues
Rental revenues                                  $131,426    $100,687
Other property revenues                            12,410       9,162
                                             -------------------------
   Total property revenues                        143,836     109,849

Property expenses
Property operating and maintenance                 38,077      31,521
Real estate taxes                                  15,750      12,219
                                             -------------------------
   Total property expenses                         53,827      43,740

Non-property income
Fee and asset management                            2,477       7,306
Sale of technology investments                          -      24,199
Interest and other income                             753       3,223
Income on deferred compensation plans                  50          23
                                             -------------------------
   Total non-property income                        3,280      34,751

Other expenses
Property management                                 4,226       3,220
Fee and asset management                            1,366       1,948
General and administrative                          7,414       5,276
Transaction compensation and merger expenses            -      13,824
Interest                                           31,037      23,501
Depreciation and amortization                      37,053      30,855
Amortization of deferred financing costs            1,047       1,221
Expense on deferred compensation plans                 50          23
                                             -------------------------
   Total other expenses                            82,193      79,868
                                             -------------------------

Income from continuing operations before gain
 on sale of properties, equity in income of
 joint ventures and minority interests             11,096      20,992
Gain on sale of properties, including land            499     132,117
Equity in income of joint ventures                  2,317         110
Income allocated to minority interests
  Distributions on perpetual preferred units       (1,750)     (1,778)
  Original issuance costs on redeemed perpetual
   preferred units                                      -        (365)
  Income allocated to common units and other
   minority interests                              (1,279)     (1,131)
                                             -------------------------
Income from continuing operations                  10,883     149,945
  Income from discontinued operations               3,965       2,342
  Gain on sale of discontinued operations          27,392      14,391
  Income from discontinued operations
   allocated to common units                         (797)        (14)
                                             -------------------------
Net income                                        $41,443    $166,664
                                             =========================

PER SHARE DATA
--------------
  Net income - basic                                $0.76       $3.63
  Net income - diluted                               0.75        3.40
  Income from continuing operations - basic          0.20        3.27
  Income from continuing operations - diluted        0.20        3.06

Weighted average number of common and
  common equivalent shares outstanding:
     Basic                                         54,290      45,900
     Diluted                                       55,474      49,374

PROPERTY DATA
-------------
  Total operating properties (end of period)(b)       187         192
  Total operating apartment homes in
   operating properties (end of period)(b)         64,384      66,446
  Total operating apartment homes (weighted
   average)                                        57,177      50,656
  Total operating apartment homes - excluding
   discontinued operations (weighted average)      53,203      45,987


(a) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.

(b) Includes joint ventures and properties held for sale.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.


CAMDEN                                           FUNDS FROM OPERATIONS
            (In thousands, except per share and property data amounts)
----------------------------------------------------------------------
(Unaudited)                                     Three Months Ended
                                                     March 31,
                                             -------------------------
FUNDS FROM OPERATIONS                            2006       2005 (a)
---------------------                        -------------------------
  Net income                                      $41,443    $166,664
  Real estate depreciation and amortization
   from continuing operations                      36,399      30,229
  Real estate depreciation from discontinued
   operations                                         346       2,229
  Adjustments for unconsolidated joint
   ventures                                           781         668
  Income from continuing operations allocated
   to common units                                  1,228       1,131
  Income from discontinued operations
   allocated to common units                          797          14
  (Gain) on sale of operating properties                -    (132,117)
  (Gain) on sale of discontinued operations       (27,392)    (14,380)
  (Gain) on sale of joint venture properties       (1,763)          -
                                             -------------------------
     Funds from operations - diluted              $51,839     $54,438
                                             =========================

PER SHARE DATA
--------------
  Funds from operations - diluted                   $0.88       $1.10
  Cash distributions                                 0.66        0.64

Weighted average number of common and
 common equivalent shares outstanding:
     FFO - diluted                                 58,988      49,374

PROPERTY DATA
-------------
  Total operating properties (end of period)
   (b)                                                187         192
  Total operating apartment homes in
   operating properties (end of period)(b)         64,384      66,446
  Total operating apartment homes (weighted
   average)                                        57,177      50,656
  Total operating apartment homes - excluding
   discontinued operations (weighted average)      53,203      45,987


(a) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.

(b) Includes joint ventures and properties held for sale.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.


CAMDEN                                                  BALANCE SHEETS
                                                        (in thousands)
----------------------------------------------------------------------
(Unaudited)                              Mar 31,    Dec 31,    Sep 30,
                                           2006       2005       2005
                                     ---------------------------------
ASSETS
Real estate assets, at cost
  Land                                 $664,219   $646,854   $660,748
  Buildings and improvements          3,892,700  3,840,969  3,881,682
                                     ---------------------------------
                                      4,556,919  4,487,823  4,542,430
  Accumulated depreciation             (732,984)  (716,650)  (713,991)
                                     ---------------------------------
    Net operating real estate assets 3,823,935 3,771,173 3,828,439 Properties under development,
   including land                       419,843    372,976    377,787
  Investment in joint ventures            8,199      6,096      6,937
  Properties held for sale              188,477    172,112     51,741
                                     ---------------------------------
    Total real estate assets          4,440,454  4,322,357  4,264,904
Accounts receivable - affiliates         33,361     34,084     35,313
Notes receivable
  Affiliates                             22,531     11,916     11,505
  Other                                  13,264     13,261     24,865
Other assets, net (a)                   102,269     99,516    100,080
Cash and cash equivalents                 1,256      1,576      1,076
Restricted cash                           5,269      5,089      5,829
                                     ---------------------------------
    Total assets                     $4,618,404 $4,487,799 $4,443,572
                                     =================================



LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
  Notes payable
    Unsecured                        $2,118,403 $2,007,164 $1,903,094
    Secured                             623,250    625,927    661,723
Accounts payable and accrued expenses   116,215    108,979    102,231
Accrued real estate taxes                17,818     26,070     39,740
Other liabilities (b)                    98,327     88,811     84,835
Distributions payable                    40,612     38,922     38,933
                                     ---------------------------------
    Total liabilities                 3,014,625  2,895,873  2,830,556

Commitments and contingencies

Minority interests
  Perpetual preferred units              97,925     97,925     97,925
  Common units                          113,034    112,637    115,190
  Other minority interests               10,512     10,461     10,425
                                     ---------------------------------
    Total minority interests            221,471    221,023    223,540

Shareholders' equity
  Common shares of beneficial
   interest                                 610        608        607
  Additional paid-in capital          1,908,099  1,902,595  1,899,713
  Distributions in excess of net
   income                              (289,482)  (295,074)  (273,609)
  Employee notes receivable              (2,046)    (2,078)    (2,087)
  Treasury shares, at cost             (234,873)  (235,148)  (235,148)
                                     ---------------------------------
    Total shareholders' equity        1,382,308  1,370,903  1,389,476
                                     ---------------------------------
    Total liabilities and
     shareholders' equity            $4,618,404 $4,487,799 $4,443,572
                                     =================================

(a) includes:
      net deferred charges of:          $14,079    $13,061    $13,757
      value of in place leases of:       $1,156     $1,363    $10,561

(b) includes:
      deferred revenues of:              $3,844       $994     $1,120
      above/below market leases of:         $51        $90       $889
      distributions in excess of
       investments in joint ventures
       of:                              $17,692    $17,407    $19,762



(Unaudited)                                         Jun 30,    Mar 31,
                                                      2005       2005
                                                ----------------------
ASSETS
Real estate assets, at cost
  Land                                            $657,433   $655,321
  Buildings and improvements                     3,839,732  3,810,003
                                                ----------------------
                                                 4,497,165  4,465,324
  Accumulated depreciation                        (694,120)  (658,683)
                                                ----------------------
    Net operating real estate assets             3,803,045  3,806,641
  Properties under development, including land     368,022    348,202
  Investment in joint ventures                      11,830     11,985
  Properties held for sale                          39,930     72,338
                                                ----------------------
    Total real estate assets                     4,222,827  4,239,166
Accounts receivable - affiliates                    35,084     33,587
Notes receivable
  Affiliates                                        11,108     10,729
  Other                                             32,283     32,274
Other assets, net (a)                              101,475     95,941
Cash and cash equivalents                            6,432      6,351
Restricted cash                                      6,375      5,835
                                                ----------------------
    Total assets                                $4,415,584 $4,423,883
                                                ======================


LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
  Notes payable
    Unsecured                                   $1,860,107 $1,900,710
    Secured                                        672,557    675,473
Accounts payable and accrued expenses              104,216    101,576
Accrued real estate taxes                           29,510     17,179
Other liabilities (b)                               62,753     58,432
Distributions payable                               39,513     15,223
                                                ----------------------
    Total liabilities                            2,768,656  2,768,593

Commitments and contingencies

Minority interests
  Perpetual preferred units                         97,925     97,925
  Common units                                     118,119    121,734
  Other minority interests                           9,878      9,880
                                                ----------------------
    Total minority interests                       225,922    229,539

Shareholders' equity
  Common shares of beneficial interest                 606        605
  Additional paid-in capital                     1,895,018  1,888,356
  Distributions in excess of net income           (236,954)  (224,533)
  Employee notes receivable                         (2,084)    (3,097)
  Treasury shares, at cost                        (235,580)  (235,580)
                                                ----------------------
    Total shareholders' equity                   1,421,006  1,425,751
                                                ----------------------
    Total liabilities and shareholders' equity  $4,415,584 $4,423,883
                                                ======================

(a) includes:
       net deferred charges of:                    $14,266    $13,386
       value of in place leases of:                $18,995    $29,186

(b) includes:
       deferred revenues of:                        $1,250     $1,704
       above/below market leases of:                $1,675     $2,537
       distributions in excess of investments in
        joint ventures of:                          $8,496     $7,971


CAMDEN                                     NON-GAAP FINANCIAL MEASURES
                                         DEFINITIONS & RECONCILIATIONS
                              (In thousands, except per share amounts)
----------------------------------------------------------------------
(Unaudited)

 This document contains certain non-GAAP financial measures that management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
----
 The National Association of Real Estate Investment Trusts ("NAREIT") currently defines FFO as net income computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden's definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies. A reconciliation of net income to FFO is provided below:


                                                 Three Months Ended
                                                     March 31,
                                              ------------------------
                                                 2006        2005
                                              ------------------------
  Net income                                      $41,443    $166,664
  Real estate depreciation and amortization
   from continuing operations                      36,399      30,229
  Real estate depreciation from discontinued
   operations                                         346       2,229
  Adjustments for unconsolidated joint
   ventures                                           781         668
  Income from continuing operations allocated
   to common units                                  1,228       1,131
  Income from discontinued operations
   allocated to common units                          797          14
  (Gain) on sale of operating properties                -    (132,117)
  (Gain) on sale of discontinued operations       (27,392)    (14,380)
  (Gain) on sale of joint venture properties       (1,763)          -
                                              ------------------------
     Funds from operations - diluted              $51,839     $54,438
                                              ========================

Weighted average number of common and common
 equivalent shares outstanding:
     EPS diluted                                   55,474      49,374
     FFO diluted                                   58,988      49,374

 Net income per common share - diluted              $0.75       $3.40
 FFO per common share - diluted                     $0.88       $1.10

Expected FFO
-------------
 Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income
 (EPS). A reconciliation of the ranges provided for expected net income per diluted share to expected FFO per diluted share is provided below:

                                  2Q06 Range            2006 Range
                                 Low     High          Low     High
                              ------------------    ------------------

Expected net income per share
 - diluted                       $0.19    $0.24        $1.35    $1.55
Expected real estate
 depreciation                     0.62     0.62         2.48     2.48
Expected adjustments for
 unconsolidated joint ventures    0.01     0.01         0.05     0.05
Expected income allocated to
 common units                     0.02     0.02         0.11     0.11
Expected (gain) on sale of
 properties held in joint
 ventures                         0.00     0.00        (0.03)   (0.03)
Expected (gain) on sale of
 properties and properties
 held for sale                    0.00     0.00        (0.46)   (0.46)
                              ------------------    ------------------
Expected FFO per share -
 diluted                         $0.85    $0.90        $3.50    $3.70


Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements earlier in this document.


Net Operating Income (NOI)
----------------------------------------------------------------------
 NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income to net operating income is provided below:

                                                 Three Months Ended
                                                     March 31,
                                              ------------------------
                                                 2006        2005
                                              ------------------------
Net income                                        $41,443    $166,664
Fee and asset management                           (2,477)     (7,306)
Sale of technology investments                          -     (24,199)
Interest and other income                            (753)     (3,223)
Income on deferred compensation plans                 (50)        (23)
Property management expense                         4,226       3,220
Fee and asset management expense                    1,366       1,948
General and administrative expense                  7,414       5,276
Transaction compensation and merger expenses            -      13,824
Interest expense                                   31,037      23,501
Depreciation and amortization                      37,053      30,855
Amortization of deferred financing costs            1,047       1,221
Expense on deferred compensation plans                 50          23
Gain on sale of properties, including land           (499)   (132,117)
Equity in income of joint ventures                 (2,317)       (110)
Distributions on perpetual preferred units          1,750       1,778
Original issuance costs on redeemed perpetual
 preferred units                                        -         365
Income allocated to common units and other
 minority interests                                 1,279       1,131
Income from discontinued operations                (3,965)     (2,342)
Gain on sale of discontinued operations           (27,392)    (14,391)
Income from discontinued operations allocated
 to common units                                      797          14
                                              ------------------------
   Net Operating Income (NOI)                     $90,009     $66,109

"Same Property" Communities                       $80,451     $56,892
Non-"Same Property" Communities                     7,953       3,507
Development and Lease-Up Communities                1,095           -
Dispositions / Other                                  510       5,710
                                              ------------------------
  Net Operating Income (NOI)                      $90,009     $66,109

EBITDA
-------
 EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in income of joint ventures, gain on sale of real estate assets, and income allocated to minority interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income to EBITDA is provided below:

                                                 Three Months Ended
                                                     March 31,
                                              ------------------------
                                                 2006        2005
                                              ------------------------
Net income                                        $41,443    $166,664
Interest expense                                   31,037      23,501
Amortization of deferred financing costs            1,047       1,221
Depreciation and amortization                      37,053      30,855
Distributions on perpetual preferred units          1,750       1,778
Original issuance costs on redeemed perpetual
 preferred units                                        -         365
Income allocated to common units and other
 minority interests                                 1,279       1,131
Real estate depreciation from discontinued
 operations                                           346       2,229
Gain on sale of properties, including land           (499)   (132,117)
Equity in income of joint ventures                 (2,317)       (110)
Gain on sale of discontinued operations           (27,392)    (14,391)
Income from discontinued operations allocated
 to common units                                      797          14
                                              ------------------------
 EBITDA                                           $84,544     $81,140




    CONTACT: Camden Property Trust
             Kim Callahan, 713-354-2549